Dear Shareholders:
--------------------------------------------------------------------------------
    The Lexington International Fund appreciated 2.90%* during the fourth quarter of 1995. This compares favorably with the average international fund return of 1.93% according to Lipper Analytical Services, Inc. The unmanaged EAFE Index added 4% during the last quarter, due to its high Japanese exposure. For the year the Lexington International Fund advanced 5.77%* while the average international fund gained 9.41%. The unmanaged EAFE Index finished the year with a return of 11.2%.

    The Lexington International Fund underperformed the average international fund in 1995 due to poor first half performance. An underweighting of strongly performing European equities which included several technology stocks caused the Fund to lag the first half. The fourth quarter returns bested the average international fund due to the Fund's exposure to interest sensitive stocks in Europe as well as overall good stock selection.

    European equities performed very well in 1995 although returns could not match those of the U.S. The unmanaged Morgan Stanley Capital International European Index appreciated 21.6% in 1995. European equities were primarily stimulated by falling interest rates. Ten year German bonds began the year yielding 7.36% and by the end of 1995 the yield fell to 5.99%. Growth in Europe was revised downward throughout the year. Consumer spending remains weak on the European continent due to structurally high unemployment. German unemployment stands at 10%, France at 12% and Spain at a whopping 23%. Unemployment levels are high due to high labor costs which have flourished under restrictive labor laws. European companies are now focusing on cutting costs by closing or moving production to lower cost countries. Governments are trying to ease restrictive labor practices although this is proving politically difficult.

    Japanese equities barely moved in 1995 ending the year up less than 1%. However, equities experienced two distinct periods with sharp losses in the first half of the year offset by strong gains in the second half. The first half of 1995 was marked by a terrible earthquake in Kobe, an important industrial city in Japan, and the strong yen which reached 80 yen to the dollar. Sensing the urgency of a Japanese economy facing accelerating-deflation and possibly depression, Japanese authorities finally addressed their economic problems. The Bank of Japan began to aggressively add liquidity to the system and intervene in currency markets to weaken an overvalued yen. The Ministry of Finance announced measures to encourage more investment of capital abroad, hoping to weaken the yen. The Japanese government passed an aggressive fiscally stimulative package of approximately $130 billion and is now beginning to tackle the bad debt burden in the financial system. Japanese equities recovered during the second half of 1995 as the yen weakened back to 100 yen to the dollar and short-term interest rates, through aggressive monetary stimulation by the Bank of Japan, fell below 0.5%.

    The outlook for 1996 remains positive. Japanese equities seem poised for strong gains as we expect economic activity to increase from aggressive monetary easing, fiscal stimulus and further weakening in the yen. The Lexington International Fund has hedged positions on most of its Japanese holdings to protect returns in the event of a weak yen. Corporate profits are set to surge from depressed levels if Japanese GDP can achieve even a modest recovery. Japanese equities after six difficult years are also under-owned by both foreign and domestic investors. European equities should also continue to perform well in 1996 as economic activity will remain subdued due to corporate restructuring and high unemployment. However, as a result of continued high unemployment and weak consumption, interest rates are likely to continue downward which will help support equities. U.S. equities are likely to underperform international stocks in 1996. The earnings outlook is dull at best as it is difficult to envision margins expanding further from current lofty levels. Signs of increasing economic activity might be damaging to U.S. stocks some time in 1996 as bond yields would rise. The outlook for emerging markets looks greatly improved. After two years of negative returns, valuation levels are reasonable and, in places like Eastern Europe, outstanding. Investors will once again need to search abroad for double digit returns as U.S. profit growth will trail.

    The risks in 1996 to be particularly aware of are accelerating inflation and a strong economic recovery in the U.S. and/or Europe. Conversely, a lack of economic pick-up in Japan would be extremely negative for Japanese equities as would a further appreciation of the yen. The Lexington International Fund begins 1996 with an overweight position in Japan with over 80% of Japanese holdings hedged back into dollars. We expect further weakness in the Japanese yen and an acceleration of growth during 1996. Japanese equities offer strong earnings prospects with earnings estimates likely to rise throughout 1996. The Japanese market will also enjoy the monetary stimulus from the Bank of Japan. Finally, most investors domestic and foreign are underweight in Japanese equities. The Fund continues to hold approximately 30% in European equities. We believe interest sensitive stocks will continue to perform well with falling interest rates at least in the first half of 1996. Value is showing up in some European cyclical stocks and these will be selectively purchased in anticipation of an economic pick-up in the latter half of the year. Emerging markets will become a bigger focus for Lexington International Fund in 1996 as prospects have greatly improved in part due to two years of negative returns. U.S. investors are likely to turn their attention back to the high growth emerging economies as U.S. profit growth is likely to lag growth elsewhere.

    We appreciate your continued support and would welcome the opportunity to discuss any questions you may have about your investment.

                         Sincerely,





Richard T. Saler                     Robert M. DeMichele
Portfolio Manager                    President
January, 1996                        January, 1996
____________________________________________________________________________
                                     GRAPH
   Paper version of this shareholder report contains a graph comparing the changes in value of a $10,000 investment in
                   Lexington International Fund, Inc., and
         the unmanaged Morgan Stanley Capital International (EAFE) Index
____________________________________________________________________________

*5.77% and 5.83% are the one year and since commencement (1/3/94) average annual standard total returns, respectively, for the period ended December 31, 1995. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance.

Lexington International Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995


Left Col.



Number of                                                              Value
 Shares                    Security                                  (Note 1)
--------------------------------------------------------------------------------
                  COMMON STOCKS: 95.4%
                  Australia: 2.1%
 45,200           QBE Insurance Group, Ltd. .......................  $  208,749
 58,400           TABcorp Holdings, Ltd. ..........................     164,776
                                                                     ----------
                                                                        373,525
                                                                     ----------
                  Austria: 2.1%
  2,300           Bank Austria AG .................................     109,708
  4,100           Creditanstalt-Bankverein ........................     226,809
    300           Wolford AG ......................................      47,204
                                                                     ----------
                                                                        383,721
                                                                     ----------
                  Canada: 0.5%
  5,900           Jetform Corporation .............................      85,181
                                                                     ----------

                  Chile: 1.2%
 15,000           Banco Osorno y La Union (ADR) ...................     208,125
                                                                     ----------

                  Denmark: 1.7%
  2,210           Novo-Nordisk A.S. ...............................     301,815
                                                                     ----------

                  France: 5.1%
  1,327           Cetelem .........................................     248,601
 14,100           France Growth Fund, Inc. ........................     139,238
     70           Grand Optical Photoservice ......................       6,821
  4,100           SGS-Thomson Microelectronics N.V.2 ..............     156,712
    540           Sidel S.A. ......................................     167,983
  1,530           Societe Generale de Surveillance
                    Holding S.A. "B" ..............................     188,696
                                                                     ----------
                                                                        908,051
                                                                     ----------
                  Germany: 4.5%
 18,200           Continental AG ..................................     253,217
  1,800           Deutsche Bank AG ................................      85,110
  2,300           Fielmann AG (Preferred shares) ..................     118,400
  1,520           G.M. Pfaff AG2 ..................................     106,268
    920           SAP AG (Preferred shares) .......................     138,880
    216           Sto AG ..........................................     108,188
                                                                     ----------
                                                                        810,063
                                                                     ----------
                  Hong Kong: 2.0%
169,000           National Mutual Asia, Ltd. ......................     153,001
127,000           Semi-Tech (Global), Ltd. ........................     204,494
                                                                     ----------
                                                                        357,495
                                                                     ----------
                  Indonesia: 0.8%
 92,500           PT Kawasan Industri Jababeka ....................     149,847
                                                                     ----------

                  Ireland: 2.2%
 40,000           Allied Irish Banks Plc ..........................     215,662
 74,700           Jefferson Smurfit Group .........................     175,420
                                                                     ----------
                                                                        391,082
                                                                     ----------




Right Col.


Number of                                                              Value
 Shares                    Security                                  (Note 1)
--------------------------------------------------------------------------------
                  Israel: 1.9%
     90           Africa-Israel Investments, Ltd.2 ................  $  108,523
 20,220           Clal Industries, Ltd. ...........................     108,507
  1,300           Koor Industries, Ltd. ...........................     129,072
                                                                     ----------
                                                                        346,102
                                                                     ----------
                  Italy: 2.3%
 11,900           Alleanza Assicurazioni ..........................     113,131
  5,100           Assicurazioni Generali ..........................     123,393
 20,000           Bulgari SpA2 ....................................     170,645
                                                                     ----------
                                                                        407,169
                                                                     ----------
                  Japan: 30.3%
 11,000           Amada Company, Ltd. .............................     108,563
  6,600           Amway Japan, Ltd. ...............................     278,433
  4,000           CSK Corporation .................................     125,012
  9,000           Hino Motors, Ltd. ...............................      75,675
 14,000           Joshin Denki Company, Ltd. ......................     182,874
 78,000           Kawasaki Kisen Kaisha, Ltd.2 ....................     247,547
 60,000           Kawasaki Steel Corporation ......................     208,999
 25,000           Komatsu Forklift Company, Ltd. ..................     165,699
  8,000           Makino Milling Machine Company,
                    Ltd. ..........................................      68,428
 16,000           Matsushita Electric Industrial
                    Company, Ltd. .................................     260,087
 15,000           Matsushita Refrigeration Company,
                    Ltd. ..........................................     108,853
 17,000           Matsuzakaya Company, Ltd. .......................     215,481
 68,000           Mitsui Engineering & Shipbuilding ...............     188,834
  8,000           Mori Seiki Company, Ltd. ........................     180,358
 10,000           National House Industrial Corporation ...........     182,874
 33,000           Nippon Chemi-Con Corporation2 ...................     219,681
 10,000           Nippon Electric Glass Company, Ltd. .............     189,647
 61,000           Nippon Steel Corporation ........................     208,940
    400           Nissen Company, Ltd. ............................       9,366
 11,000           Nitto Denko Corporation .........................     170,295
      9           NTT Data Communications Systems
                    Corporation ...................................     302,177
  8,200           Paris Miki, Inc. ................................     294,359
  2,000           Ryohin Keikaku Company, Ltd. ....................     166,425
 13,000           Sharp Corporation ...............................     207,547
 33,000           Shinmaywa Industries, Ltd. ......................     272,046
  3,300           Sony Corporation ................................     197,649
 12,000           Sumitomo Forestry Company .......................     185,776
 25,000           Sumitomo Realty & Development
                    Company .......................................     176,584
 21,000           Yamato Kogyo Company, Ltd. ......................     203,193
                                                                     ----------
                                                                      5,401,402
                                                                     ----------

Lexington International Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (continued)

Left Col.

Number of                                                              Value
 Shares                    Security                                  (Note 1)
--------------------------------------------------------------------------------
                  Malaysia: 0.5%
 44,000           Land & General Holdings Bhd ...................... $   95,332
                                                                     ----------

                  Mexico: 1.4%
 35,600           Tubos De Acero De Mexico S.A. (ADR) ..............    249,200
                                                                     ----------

                  Netherlands: 3.6%
  8,400           ABN AMRO Holdings N.V. ...........................    382,103
  2,000           Baan Company, N.V. ...............................     90,500
 12,400           Elsevier N.V. ....................................    165,128
                                                                     ----------
                                                                        637,731
                                                                     ----------
                  New Zealand: 4.7%
375,100           Brierley Investments, Ltd. .......................    296,378
111,100           Fisher & Paykel Industries, Ltd. .................    337,350
 65,800           Independent Newspapers, Ltd. .....................    199,798
                                                                     ----------
                                                                        833,526
                                                                     ----------
                  Norway: 2.0%
 35,500           Fokus Banken A.S.2 ...............................    191,263
 12,300           Saga Petroleum A.S. ..............................    163,734
                                                                     ----------
                                                                        354,997
                                                                     ----------
                  Philippines: 2.7%
286,000           C & P Homes, Inc.2 ...............................    210,053
357,500           Filinvest Land, Inc.2 ............................    114,575
310,800           Universal Robina Corporation .....................    154,155
                                                                     ----------
                                                                        478,783
                                                                     ----------
                  Poland: 1.0%
  5,200           Bank Rozwoju Eksportu S.A. ......................     79,140
  6,300           Debica S.A. .....................................     95,114
                                                                     ----------
                                                                        174,254
                                                                     ----------
                  Portugal: 1.0%
  9,300           Portugal Telecom S.A. (ADR)2 .....................    174,763
                                                                     ----------

                  Singapore: 1.7%
103,000           Comfort Group, Ltd. ..............................     87,424
 23,000           United Overseas Bank, Ltd. .......................    221,248
                                                                     ----------
                                                                        308,672
                                                                     ----------
                  South Africa: 0.4%
  4,216           Rustenburg Platinum Holdings, Ltd.
                    (ADR) ..........................................     69,391
                  Spain: 2.7%
  9,400           Repsol S.A. ......................................    307,227
 13,100           Telefonica de Espana .............................    180,957
                                                                     ----------
                                                                        488,184
                                                                     ----------



Right Col.


Number of                                                              Value
 Shares                    Security                                  (Note 1)
--------------------------------------------------------------------------------
                  Sweden: 2.4%
  4,690           Astra AB .........................................$   187,097
 16,300           Atlas Copco AB ...................................    250,286
                                                                    -----------
                                                                        437,383
                                                                    -----------
                  Switzerland: 4.5%
    170           Nestle S.A. ......................................    188,054
     23           Roche Holding AG .................................    181,946
    210           Union Bank of Switzerland ........................    227,568
    280           Winterthur Schweizerische
                    Versicherungs-Gesellschaft .....................    198,075
                                                                    -----------
                                                                        795,643
                                                                    -----------
                  Thailand: 3.0%
 28,800           Bangkok Bank, Ltd. ...............................    349,992
 28,200           Total Access Communications Plc1,2 ...............    183,300
                                                                    -----------
                                                                        533,292
                                                                    -----------
                  United Kingdom: 7.1%
163,600           Aegis Group Plc1 .................................     95,726
 30,450           Antofagasta Holdings Plc .........................    138,053
 21,400           B.A.T. Industries Plc ............................    188,240
 27,400           D.F.S. Furniture Company Plc .....................    168,606
 11,860           RTZ Corporation Plc ..............................    172,065
 30,040           Takare Plc .......................................     83,346
 97,300           Tomkins Plc ......................................    425,298
                                                                    -----------
                                                                      1,271,334
                                                                    -----------
                  TOTAL COMMON STOCKS
                  (Cost $16,186,429) ............................... 17,026,063
                                                                    -----------

                  LONG TERM DEBENTURES: 1.8%
                  Germany: 1.8%
$445,000          Bundesbank Deutschland
                    Republic Bond
                  6.5%, due 10/14/05
                  (Cost $316,015) ..................................    319,936
                                                                    -----------

                  TOTAL INVESTMENTS: 97.2%
                  (cost $16,502,444\'86) (Note 1) .................. 17,345,999

                  Other assets in excess
                    of liabilities: 2.8% ...........................    508,640
                  TOTAL NET ASSETS: 100%
                    (equivalent to $10.60 per share on
                    1,685,127 shares outstanding) ..................$17,854,639
                                                                    ===========

Lexington International Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (continued)
--------------------------------------------------------------------------------

Notes to Statement of Net Assets

1The following security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.


                                                                           December 31, 1995
                                                                       -------------------------
                                                                        Average
                                           Acquisition    Cost per       Market    Percentage of
            Issuer                            Date          Share        Value       Net Assets
----------------------------------------   -----------    --------     ---------   -------------

Total Access Communications Plc ........     09/28/95       $6.38       $183,300       1.03%
                                                                        --------       -----

Pursuant to guidelines adopted by the Fund's Board of Directors, this unregistered security has been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at the time of purchase, but, pursuant to state regulations, the Fund's investment in such securities is effectively limited to 10%.


2Non-income producing securities.
ADR-American Depository Receipt.
+Aggregate cost for Federal income tax purposes is identical.


                             ----------------------

At December 31, 1995, the composition of the Fund's net assets by industry concentration was as follows:

Banking .....................  13.9%
Capital  Equipment ..........  10.7
Construction  & Housing .....   2.2
Consumer Durable ............  10.9
Consumer  Nondurable ........   3.5
Electric &  Electronics .....   6.0
Energy Sources ..............   2.6


Financial   Services ........   5.9%
Health  Care ................   4.2
Materials ...................   7.7
Merchandising ...............   6.5
Multi-Industry ..............   9.6
Real  Estate ................   2.5


Services ....................   4.8%
Telecommunications ..........   3.0
Transportation ..............   1.4
Other assets ................   4.6
                              -----
  Total Net Assets            100.0%
                              =====





   The Notes to Financial Statements are an integral part of this statement.

Lexington International Fund, Inc.
Statement of Assets and Liabilities
December 31, 1995



Assets
Investments in securities, at value (cost $16,502,444) (Note 1) ..........................    $17,345,999
Cash .....................................................................................        221,332
Receivable for investment securities sold ................................................        378,680
Receivable for shares sold ...............................................................          1,160
Dividends and interest receivable ........................................................         29,593
Foreign taxes recoverable ................................................................         16,304
Deferred organization expenses, net  (Note 1) ............................................         31,462
Unrealized gain on open forward contracts (Note 7) .......................................        318,123
                                                                                              -----------
        Total Assets .....................................................................     18,342,653
                                                                                              -----------

Liabilities
Due to Lexington Management Corporation (Note 2) .........................................         13,990
Payable for investment securities purchased ..............................................        246,702
Accrued expenses .........................................................................         39,411
Distributions payable ....................................................................        187,911
                                                                                              -----------
        Total Liabilities ................................................................        488,014
                                                                                              -----------
Net Assets (equivalent to $10.60 per share on 1,685,127 shares outstanding) (Note 4) .....    $17,854,639
                                                                                              ===========

Net Assets consist of:
Capital stock-authorized 1,000,000,000 shares,
  $.001 par value per share ..............................................................    $     1,685
Additional paid-in capital (Note 1) ......................................................     16,804,291
Distributions in excess of net investment income (Note 1) ................................       (172,849)
Accumulated net realized gains on investments and foreign currency holdings (Note 1) .....         59,544
Net unrealized appreciation of investments and foreign currency holdings .................      1,161,968
                                                                                             -----------
                                                                                              $17,854,639
                                                                                              ===========

    The Notes to Financial Statements are an integral part of this statement.

Lexington International Fund, Inc.
Statement of Operations
Year ended December 31, 1995


Investment Income
Dividends .........................................................    $ 375,996
Interest ..........................................................       74,579
                                                                       ---------
                                                                         450,575
Less: foreign tax expense .........................................       44,496
                                                                       ---------
      Total investment income .....................................      406,079

Expenses
  Investment advisory fee (Note 2) ................................      173,563
  Accounting and shareholder services
    expenses (Note 2) .............................................       38,562
  Custodian and transfer agent expenses ...........................       62,809
  Printing and mailing ............................................       31,734
  Directors' fees and expenses ....................................       11,199
  Audit and legal .................................................       23,854
  Registration fees ...............................................       23,860
  Distribution expenses (Note 3) ..................................       36,785
  Computer expense ................................................        8,234
  Other expenses ..................................................        5,895
  Amortization of deferred organization
    expenses (Note 1) .............................................        9,613
                                                                       ---------
    Total expenses ................................................                     426,108
                                                                                      ---------
        Net investment loss .......................................                     (20,029)

Realized and Unrealized Gain on Investments (Note 5)
  Net realized gain on:
    Investments ...................................................       01,068
    Foreign currency transactions .................................      410,566
                                                                       ---------
      Net realized gain ...........................................                     511,634
  Net change in unrealized appreciation on :
    Investments ...................................................      254,843
    Foreign currency translations of other assets and liabilities .      245,504
                                                                       ---------
      Net change in unrealized appreciation .......................                     500,347
                                                                                      ---------
      Net realized and unrealized gain ............................                   1,011,981
                                                                                      ---------

Increase in Net Assets Resulting from Operations ..................                   $ 991,952
                                                                                      =========



    The Notes to Financial Statements are an integral part of this statement.

Lexington International Fund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1995 and 1994


                                                                            1995                 1994
                                                                        -----------          -----------

Net investment loss ..................................................     $(20,029)            $(142,947)
Net realized gain from investments and foreign currency
  transactions .......................................................      511,634               168,702
Increase in unrealized appreciation of investments and
  foreign currency holdings ..........................................      500,347               661,621
                                                                        -----------           -----------
    Net increase in net assets resulting from operations .............      991,952               687,376
Distributions to shareholders from net investment income  ............     (398,985)             (168,702)
Distributions to shareholders in excess of net investment
  income (Note 1) ....................................................     (172,849)               -
Distributions to shareholders from net realized gains from
  security transactions (Note 1) .....................................      (33,076)             (195,096)
Increase (decrease) in net assets from capital share transactions
  (Note 4) ...........................................................     (375,760)           17,519,779
                                                                        -----------           -----------
    Net increase in net assets .......................................       11,282            17,843,357


Net Assets:
  Beginning of period ................................................   17,843,357                -
                                                                        -----------           -----------
  End of period (including distributions in excess of net investment income of $172,849 for the year ended December 31, 1995)
    (Note 1) .........................................................  $17,854,639           $17,843,357
                                                                        ===========           ===========


   The Notes to Financial Statements are an integral part of these statements.

Lexington International Fund, Inc.
Notes to Financial Statements
December 31, 1995 and 1994

1.  Significant Accounting Policies

Lexington International Fund, Inc. (the "Fund") is an open end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital through investment in common stocks and equivalents of companies demiciled in foreign countries. The Fund commenced operations on January 3, 1994. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Investments Security transactions are accounted for on a trade date basis. Realized gains and losses from security transactions are reported on the identified cost basis. Investments are stated at market value based on closing prices reported by the exchange on which the securities are traded on the last business day of the period or, for over-the-counter securities, at the average between bid and asked prices, except for short-term securities which are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by management and approved in good faith by the Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued as earned.

    Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

    Distributions In accordance with Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies, as of December 31, 1995, book and tax basis differences amounting to $338,043 have been reclassified from accumulated net realized gain on investments to additional paid-in capital. In addition, $419,014 was reclassified from accumulated net realized gain on investments and foreign currency holdings to distributions in excess of net investment income. Distributions in excess of net investment income reflect temporary book-tax differences arising from tax treatment of unrealized gains on forward foreign exchange contracts. As of December 31, 1994, book and tax basis differences amounting to $142,947 have been reclassified from undistributed net investment income to distributions in excess of net realized gains on investments.

    Federal Income Taxes It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes has been made.

    Deferred Organization Expenses Organization expenses aggregating $48,067 have been deferred and are being amortized on a straight-line basis over five years.

Lexington International Fund, Inc.
Notes to Financial Statements
December 31, 1995 and 1994 (continued)

2.  Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at the rate of 1% of average daily net assets. The investment advisory contract provides that the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are offered for sale. No reimbursement was required for the year ended December 31, 1995.

The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs, which are incurred by the Fund, but paid by LMC.

3.  Distribution Plan

The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Fund Distributors, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1995 were $36,785 and are set forth in the statement of operations.

4.  Capital Stock

Transactions in capital stock were as follows:


                                            Year ended                  Year ended
                                         December 31, 1995           December 31, 1994
                                         -----------------          -------------------
                                         Shares     Amount          Shares       Amount
                                         ------     ------          ------       ------
Shares sold ..........................  179,998   $1,853,463      2,131,458   $21,962,295

Shares issued to shareholders on
  reinvestment of dividends ..........   39,453      417,018         34,849       360,333
                                       --------   ----------      ---------   -----------
                                        219,451    2,270,481      2,166,307    22,322,628

Shares redeemed ...................... (255,544)  (2,646,241)      (445,087)   (4,802,849)
                                       --------   ----------      ---------   -----------
Net increase (decrease) ..............  (36,093)   $(375,760)     1,721,220   $17,519,779
                                       ========   ==========      =========   ===========


5.  Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1995, excluding short term securities, were $23,899,160 and $21,660,731, respectively.

At December 31, 1995, aggregate gross unrealized appreciation for all securities and foreign currency holdings (including foreign currency receivables and payables) in which there is an excess of value over tax cost amounted to $1,682,160 and aggregate gross unrealized depreciation for all securities and foreign currency holdings in which there is an excess of tax cost over value amounted to $520,192.

Lexington International Fund, Inc.
Notes to Financial Statements
December 31, 1995 and 1994 (continued)

6.  Investment Risks

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts as the result of the potential inability of counterparties to meet the terms of their contracts.

7.  Forward Foreign Exchange Contracts

At December 31, 1995, the Fund was committed to sell foreign currencies under the following forward foreign exchange contracts:

                                                                    Unrealized
                           Settlement  Contract  Contract  Current    Gain at
          Currency            Date      Amount     Rate     Rate     12/31/95
          --------         ----------  --------  --------  -------  ----------
Deutsche Mark ............. 05/06/96  $ 862,844   1.4064    1.4287   $ 13,468
Japanese Yen .............. 01/31/96    494,204  86.1500  102.8915     80,412
Japanese Yen .............. 02/14/96    906,297  90.4200  102.6844    108,246
Japanese Yen .............. 02/20/96    476,290  94.2900  102.5956     38,558
Japanese Yen .............. 02/20/96    447,220  95.3300  102.5956     31,671
Japanese Yen .............. 03/06/96    886,852  98.3200  102.3453     34,885
Japanese Yen .............. 06/28/96  1,070,933  99.8450  100.8701     10,883
                                                                     --------
                                                                     $318,123
                                                                     ========

Lexington International Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:



                                                        Year ended December 31,
                                                           1995        1994
                                                       ----------- -------------
Net asset value, beginning of period ..................   $10.37      $10.00
                                                          ------      ------
Income (loss) from investment operations:
  Net investment loss .................................     (.01)       (.08)
  Net realized and unrealized gain on investments .....      .61         .67
                                                          ------      ------
  Total income from investment operations .............      .60         .59
                                                          ------      ------
Less distributions:
  Dividends in excess of net investment income
    (temporary book-tax difference) ...................     (.35)         -
  Distributions from net realized capital gains .......     (.02)       (.10)
  Distributions in excess of net realized capital gains
    (temporary book-tax difference) ...................       -         (.12)
                                                          ------      ------
  Total distributions .................................     (.37)       (.22)
                                                          ------      ------
Net asset value, end of period ........................   $10.60      $10.37
                                                          ======      ======
Total return ..........................................    5.77%       5.87%
Ratio to average net assets:
  Expenses ............................................    2.46%       2.39%
  Net investment loss .................................    (.12%)      (.94%)
Portfolio turnover ....................................  137.72%     100.10%
Net assets at end of period (000's omitted) ...........  $17,855     $17,843

Independent Auditors' Report

The Board of Directors and Shareholders
Lexington International Fund, Inc.:

    We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington International Fund, Inc. as of December 31, 1995, and the related statements of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from January 3, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington International Fund, Inc. as of December 31, 1995, and the results of its operations for the year then ended, and changes in its net assets and the financial highlights for the year then ended and for the period from January 3, 1994 to December 31, 1994, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP



New York, New York
January 29, 1996

(Right Column)

The Lexington Group of
No Load Investment Companies

Lexington Worldwide Emerging Markets Fund, Inc.-Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

Lexington Global Fund, Inc.-Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

Lexington International Fund, Inc.-Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

Lexington Crosby Small Cap Asia Growth Fund, Inc.-Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

Lexington  Ramirez  Global  Income  Fund-Seeks  high  current  income.   Capital
appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

Lexington Goldfund, Inc.-Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

Lexington Growth and Income Fund, Inc.-Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

Lexington Corporate Leaders Trust Fund-Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

Lexington SmallCap Value Fund, Inc.-Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

Lexington Convertible Securities Fund-Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

Lexington GNMA Income Fund, Inc.-Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

Lexington Money Market Trust-Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.

Lexington  Tax Free Money Fund,  Inc.-Seeks  current  income exempt from Federal
income  taxes  while   maintaining   stability  of   principal,   liquidity  and
preservation of capital.

For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0056. Read the prospectus carefully before you invest or send money.

                                       15
(Left Column)

LEXINGTON
INVESTOR SERVICES


As a Lexington shareholder, you should be aware of the many services available to you.

No Load-The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.
                                   ----------
Free Telephone Exchange-Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.
                                   ----------
Check Writing Privileges-Lexington Money Market Trust and Lexington Tax Free Money Fund permit investors immediate access to their funds with check writing for withdrawals from their account.
                                   ----------
Tax Sheltered Plans-IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.
                                   ----------
Custodial Accounts for Minors-Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.
                                   ----------
Systematic Withdrawal Plan-An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.
                                   ----------
Complete Record Keeping-A statement is provided for every transaction in addition to a year-end statement with tax information.

(Left Column)

Lexington
International Fund, Inc.

Investment Adviser
-------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Distributor
-------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


  -----------------------------------------
  All shareholder requests for services of any kind should be sent to:

  Transfer Agent
  ---------------------------------------
  STATE STREET BANK AND
  TRUST COMPANY
  c/o National Financial Data Services
  1004 Baltimore
  Kansas City, Missouri 64105

  Or call toll free:
  Service and Sales: 1-800-526-0056
  24 Hour Account Information:
  1-800-526-0052
  -----------------------------------------


-------------------------------------------------------
(800) 526-0052

                       "LEXLINE"
       24 hour toll-free telephone access to your
                  Lexington Fund account
      Price/Yield * Account Balances * Exchanges *
Last Transactions * Total Return * Duplicate Statements
--------------------------------------------------------

This  report  has  been  prepared for the information of
the  shareholders  of Lexington International Fund, Inc.
and is authorized for distribution to the public only if
it  is  accompanied or preceded by a currently effective
prospectus  which  sets   forth   expenses   and   other
material information.


(Right Column)

                       ------------------------------------
                                   LEXINGTON
                       ------------------------------------


                       ------------------------------------
                                    LEXINGTON
                                  INTERNATIONAL
                                   FUND, INC.

                                  (filled box)

                       Seeks long-term growth of capital,
                         primarily through investment in
                           common stocks of companies
                         domiciled in foreign countries.

                                  (filled box)


                                  ANNUAL REPORT
                                DECEMBER 31, 1995


                               The Lexington Group
                                   of No Load
                              Investment Companies

                       ------------------------------------